Exhibit 10.1

REAFFIRMATION AND RATIFICATION AGREEMENT

August 26, 2008

LVAdministrative Services, Inc.
335 Madison Avenue, 10th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is hereby made to each of the (i) Securities Purchase Agreement, dated February 29, 2008, between Retail Pro, Inc. (the "Company"), Valens Offshore SPV II, Corp. ("Valens") and LV Administrative Services, Inc., as administrative and collateral agent for the Valens (the "Agent" and together with Valens, collectively, the "Creditor Parties") (as amended, modified or supplemented from time to time, the "Purchase Agreement"); (ii) Secured Term Note dated February 29, 2008, issued by the Company in favor of Valens, in the aggregate principal amount of $2,500,000 (as amended, modified or supplemented from time to time, the "Note"); (iii) Common Stock Purchase Warrant (as amended, modified or supplemented from time to time, the "Warrant"), dated February 29, 2008, issued by the Company to Valens granting Valens the right to purchase 15,000,000 shares of the Common Stock; (iv) Master Security Agreement (as amended, modified or supplemented from time to time, the "Security Agreement"), dated February 29, 2008, by and among the Agent, the Company and its subsidiaries, Page International Incorporated ("Page"), IP Retail Technologies International, Inc. ("IPRetail"), and Sabica Ventures, Inc. ("Sabica" and together with Page and IP Retail, the "Subsidiaries"); (v) Funds Escrow Agreement (the "Escrow Agreement"), dated June 30, 2005, by and among the Valens, the Company and Loeb & Loeb LLP ("Loeb"); (vi) Stock Pledge Agreement dated February 29, 2008, by and among the Agent, the Company and the Subsidiaries (as amended, modified or supplemented from time to time, the "Pledge Agreement"); and (vii) Subsidiary Guarantee, dated February 29, 2008, issued by each of the Subsidiaries to the Creditor Parties (as amended, modified or supplemented from time to time, the "Subsidiary Guarantee"). The documents referred to in each of the preceding clauses (i) through (vii) are collectively referred to herein as the "Existing Security and Guaranty Agreements".

To induce Valens to provide additional financial accommodations to the Company evidenced by (i) that certain Amended and Restated Secured Term Note, dated the date hereof, made by the Company in favor of Valens (as amended, modified or supplemented from time to time, the "Amended and Restated Term Note"), and (ii) that certain Funds Escrow Agreement, dated the date hereof, by and among Valens, the Company and Loeb (the "August Escrow Agreement" and together with the Amended and Restated Term Note and the documents, instruments and agreements entered into in connection therewith, collectively, the "Amendment Documents") each of the Company, Page, IP Retail and Sabica hereby jointly and severally:

(a)    represents and warrants to the Creditor Parties that it has reviewed and approved the terms and provisions of the Amendment Documents;

(b)    acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Company, Page, IP Retail and Sabica under the Amendment Documents are (i) "Obligations" under, and as defined in the Subsidiary Guaranty, (ii) "Obligations" under, and as defined in, the Master Security Agreement and (iii) "Obligations" under, and as defined in, the Stock Pledge Agreement;

(c)    acknowledges, ratifies and confirms that each of the Amendment Documents are "Documents" under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement ;

(d)    acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the Amendment Documents;

(e)    represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security and Guaranty Agreement; and

(f)    acknowledges, ratifies and confirms the grant by each of the Company, Page, IP Retail and Sabica to Agent of a security interest in the assets of (including the equity interests owned by) each of the Company, Page, IP Retail and Sabica, respectively, as more specifically set forth in the Existing Security and Guaranty Agreements.

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This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

RETAIL PRO, INC.

By:/s/ Donald Radcliffe Name: Donald Radcliffe Title: CEO

PAGE DIGITAL INCORPORATED

By:/s/ Donald Radcliffe Name: Donald Radcliffe Title: CEO

IP RETAIL TECHNOLOGIES INTERNATIONAL, INC.

By:/s/ Donald Radcliffe Name: Donald Radcliffe Title: CEO

SABICA VENTURES, INC.

By:/s/ Donald Radcliffe Name: Donald Radcliffe Title: CEO

ACKNOWLEDGED:

VALENS OFFSHORE SPV II, CORP. By: Valens Capital Management, LLC its investment manager

By:/s/ Patrick Regan Name: Patrick Regan Title: Authorized Signatory

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

RETAIL PRO, INC. By: Name: Title:

PAGE DIGITAL INCORPORATED

By: Name: Title:

IP RETAIL TECHNOLOGIES INTERNATIONAL, INC.

By: Name: Title:

SABICA VENTURES, INC.

By: Name: Title:

ACKNOWLEDGED:

VALENS OFFSHORE SPV II, CORP. By: Valens Capital Management, LLC its investment manager

By: /s/Patrick Regan Name: Patrick Regan Title: Authorized Signatory

LV ADMINISTRATIVE SERVICES, INC. as Agent

By: /s/ Patrick Regan Name: Patrick Regan Title: Authorized Signatory